UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 21, 2024 (June 20, 2024)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01    Entry into a Material Definitive Agreement.

Common Stock ATM

On June 20, 2024, ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) entered into Amendment No. 2 (the “Second Common Stock Sales Agreement Amendment”), pursuant to which ARMOUR added BTIG, LLC (“BTIG”) to the Equity Sales Agreement, dated July 26, 2023 (the “Original Common Stock Sales Agreement”), with BUCKLER Securities LLC, an affiliate of the Company ("BUCKLER"), JonesTrading Institutional Services LLC (“Jones”), Citizens JMP Securities LLC (“Citizens JMP”), Ladenburg Thalmann & Co. Inc. (“Ladenburg Thalmann”) and B. Riley Securities, Inc. (“B. Riley Securities”) as sales agents and the Company’s external manager, ARMOUR Capital Management LP ("ACM"), as amended by Amendment No. 1, dated October 25, 2023 (the "First Common Stock Sales Agreement Amendment"), pursuant to which the Company added StockBlock Securities LLC ("StockBlock," and together with BUCKLER, JonesTrading, Citizens JMP, Ladenburg Thalmann and BTIG, the “Common ATM Agents”) to the Original Common Stock Sales Agreement (as amended by the First Common Stock Sales Agreement Amendment and the Second Common Stock Sales Agreement Amendment, the “Amended Common Stock Sales Agreement”). The purpose of the Second Common Stock Sales Agreement Amendment was to, among other things, add BTIG as a party to the Original Common Stock Sales Agreement.

The Amended Common Stock Sales Agreement relates to an “at the market offering” ("ATM") program (the “Common ATM Offering”) and the shares of common stock, par value $0.001 per share (the “Common Stock”), to be sold in the Common ATM Offering will be issued pursuant to a prospectus supplement (the “Common ATM Prospectus Supplement”) filed with the Securities and Exchange Commission on June 20, 2024, in connection with the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-278327). ARMOUR originally established the Common Stock equity sales program on July 26, 2023 when it entered into the Original Common Stock Sales Agreement, and filed a related prospectus supplement. ARMOUR entered into the First Common Stock Sales Agreement Amendment on October 25, 2023 and filed a related prospectus supplement. The Common Stock ATM Prospectus Supplement amends and restates in its entirety such related prospectus supplement and the Common Stock to which the Common Stock ATM Prospectus Supplement relates is offered pursuant to the terms of the Common Stock Amended Sales Agreement. In accordance with the terms of the Common Stock Amended Sales Agreement, ARMOUR may, from time to time, propose to the Common ATM Agents to issue and sell up to 11,671,257 shares of ARMOUR’s Common Stock through or to such designated Common ATM Agents.

The Second Common Stock Sales Agreement Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Second Common Stock Sales Agreement Amendment and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 1.1.

Preferred Stock ATM

On June 20, 2024, the Company entered into Amendment No. 1 (the “Preferred Stock Sales Agreement Amendment”), pursuant to which ARMOUR added BTIG to the Equity Sales Agreement, dated January 29, 2020 (the “Original Preferred Stock Sales Agreement” and, as amended by the Preferred Stock Sales Agreement Amendment, the “Amended Preferred Stock Sales Agreement”), with BUCKLER and B. Riley Securities (together with BUCKLER and BTIG, the “Preferred ATM Agents”) as sales agents and ACM. The purpose of the Preferred Stock Sales Agreement Amendment was to, among other things, add BTIG as a party to the Original Preferred Stock Sales Agreement.

The Amended Preferred Stock Sales Agreement relates to an ATM program (the “Preferred ATM Offering”) and the shares of 7.00% Series C Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share) (the “Series C Preferred Stock”) to be sold in the Preferred ATM Offering will be issued pursuant to a prospectus supplement (the “Preferred ATM Prospectus Supplement”) filed with the Commission on June 20, 2024, in connection with the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-278327). ARMOUR originally established the Series C Preferred Stock equity sales program on January 29, 2020 when it entered into the Original Preferred Stock Sales Agreement, and filed a related prospectus supplement. The Preferred Stock ATM Prospectus Supplement amends and restates in its entirety such related prospectus supplement and the Series C Preferred Stock to which the Preferred Stock ATM Prospectus Supplement relates is offered pursuant to the terms of the Preferred Stock Amended Sales Agreement. In accordance with the terms of the Preferred Stock Amended Sales Agreement, ARMOUR may, from time to time, propose to the Preferred ATM Agents to issue and sell up to 3,153,022 shares of ARMOUR’s Series C Preferred Stock through or to such designated Preferred ATM Agents.

The Preferred Stock Sales Agreement Amendment is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Preferred Stock Sales Agreement Amendment and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 1.2.

Advisory Agreement

On June 20, 2024, the Company entered into an advisory agreement with Jeffrey Zimmer, the Company’s former Co-Chief Executive Officer, President, Vice Chair and a director, effective as of March 15, 2024 (the “Advisory Agreement”). The Advisory Agreement documents Mr. Zimmer’s ongoing service to the Company as an ex-officio, non-voting special advisor to the Board of Directors of the Company, immediately following his retirement, as previously announced, in addition to his roles at ARMOUR Capital Management LP, the Company’s external manager. Pursuant to the Advisory Agreement, Mr. Zimmer will provide only advisory services to the Board of Directors as described in the Advisory Agreement. Mr. Zimmer will continue to be involved in areas and activities with respect to ACM’s business of advising the Company, subject to certain constraints as described in the Advisory Agreement. In consideration for his continuing services, the unvested stock awards previously granted to Mr. Zimmer by the Company shall continue to vest during the period that Mr. Zimmer provides services. Under the Advisory Agreement, Mr. Zimmer will not receive any compensation for his services. In addition, the Company agreed to provide Mr. Zimmer in his capacity as an advisor with indemnifications rights under certain circumstances. The Advisory Agreement contains customary covenants agreed to by Mr. Zimmer regarding confidentiality and compliance with the Company’s insider trading policy.

The foregoing description of the Advisory Agreement is a summary and is qualified in its entirety by reference to the full text of the Advisory Agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 8.01.     Other Events

As previously disclosed pursuant to Current Reports on Form 8-K filed by the Company with the Commission and in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, the Company has adopted the following equity offering programs:

1.the Common Stock ATM Program. The Company has sold 3,328,743 shares of its Common Stock under the Amended Common Stock Sales Agreement as of the date of this Current Report on Form 8-K;

2.the Preferred Stock ATM Program. The Company has sold 3,396,978 shares of its Series C Preferred Stock under the Amended Series C Sales Agreement as of the date of this Current Report on Form 8-K; and

3.(a) the 2012 Dividend Reinvestment and Stock Purchase Plan (the “2012 Plan”) relating to the offer and sale of up to 35,513 shares of the Company’s Common Stock pursuant to the terms of the 2012 Plan and (b) the 2013 Dividend Reinvestment and Stock Purchase Plan (the “2013 Plan”) relating to the offer and sale of up to an additional 750,000 shares of the Company’s Common Stock pursuant to the terms of the 2013 Plan, which 2013 Plan is essentially identical by its terms to the 2012 Plan. The 2012 Plan and 2013 Plan both permit the Company’s stockholders to automatically reinvest all or a portion of their cash dividends on their shares of the Common Stock and interested investors to purchase shares of the Common Stock. The Company has sold 816,487 shares of its Common Stock under the 2012 Plan and has not sold any shares of its Common Stock under the 2013 Plan as of the date of this Current Report on Form 8-K;

On June 20, 2024, the Company filed with the Commission the Common ATM Prospectus Supplement and the Preferred ATM Prospectus Supplement, and on June 21, 2024, the Company filed with the Commission updated prospectus supplements with respect to the 2012 Plan and the 2013 Plan, to its new base prospectus dated March 28, 2024 (the “Base Prospectus,” and together with each prospectus supplement filed, the “Prospectus”). The Base Prospectus forms a part of the Company's automatic shelf registration statement on Form S-3 (No. 333-278327). Each prospectus supplement filed relates to certain unsold shares of the Common Stock, or Series C Preferred Stock (collectively, the “Unsold Common Stock and Preferred Stock”), as applicable, pursuant to the Amended Common Stock Sales Agreement, Amended Series C Sales Agreement, 2012 Plan or 2013 Plan, as applicable, and such unsold shares of the Common Stock or Series C Preferred Stock will continue to be offered on the same terms and conditions as before, pursuant to the Prospectus and the above referenced agreements, as applicable.

All Common Stock numbers in this Current Report on Form 8-K reflect the Company's one-for-five reverse stock split of its common stock, effective on September 29, 2023.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Unsold Common Stock and Preferred Stock pursuant to the Amended Common Stock Sales Agreement, Amended Series C Sales Agreement, 2012 Plan and 2013 Plan, as applicable, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description

1.1
Amendment No. 2, dated June 20, 2024, by and among ARMOUR Residential REIT, Inc. and ARMOUR Capital Management LP, and BUCKLER Securities LLC, JonesTrading Institutional Services LLC, Citizens JMP Securities, LLC, Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc., StockBlock Securities LLC and BTIG, LLC.

1.2	Amendment No. 1, dated June 20, 2024, among ARMOUR Residential REIT, Inc., ARMOUR Capital Management LP, B. Riley Securities, Inc., BUCKLER Securities LLC and BTIG, LLC.
5.1	Opinion of Holland & Knight LLP
23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2024

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name:	Gordon M. Harper
Title:	Chief Financial Officer